UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2021

Willis Towers Watson Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-16503	98-0352587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited, 51 Lime Street, London, EC3M 7DQ, England and Wales
(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (011) (44)-(20)-3124-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.000304635 per share	WLTW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2021, the Board of Directors (the “Board”) of Willis Towers Watson (the “Company”) announced its appointments of Ms. Inga Beale, Ms. Fumbi Chima, Mr. Michael Hammond, and Ms. Michelle (Shelly) Swanback to the Board, with such appointments effective January 1, 2022 in the case of Ms. Beale, Mr. Hammond and Ms. Swanback, and April 1, 2022, in the case of Ms. Chima.

In order to facilitate the director transition process, Mr. Jaymin Patel has decided to step down from the Board on January 1,2022, at the time three of the new directors join the Board. Mr. Patel had previously been considering transitioning off the Board at the end of his term to spend more time on other commitments and agreed to accelerate his departure to coincide with new directors’ joining the Board. In addition, Mr. Victor Ganzi will continue to serve as a member of the Board and as Chair through the end of his current Board term, which runs until the 2022 annual meeting of shareholders, and he has decided not to stand for re-election to the Board. He has chosen to do this to facilitate the director transition process and to spend more time on other commitments. The Board thanks Mr. Ganzi and Mr. Patel for their years of dedicated service to the Company.

In addition, in connection with the transition to the new CEO and the addition of new Board members on January 1, the Board will establish an Operational Transformation Committee (“OT Committee”). The OT Committee will make recommendations to the full Board regarding the oversight of management’s initiatives to drive operational efficiencies and help oversee the implementation of the Company’s operational transformation plan, which aims to achieve $300 million or more of run rate cost savings by the end of 2024. The initial members of the OT Committee will be Ms. Beale, Mr. Hammond, Ms. Swanback and Mr. Paul Thomas, an existing member of the Board. The Board expects to appoint Ms. Beale, Mr. Hammond, Ms. Swanback and Ms. Chima to other Board Committees in due course. Ms. Beale, Ms. Chima, Mr. Hammond and Ms. Swanback will receive compensation consistent with that received by the Company’s other non-employee directors.

Also, Carl Hess will join the Board on January 1, 2022 when he becomes Chief Executive Officer and John Haley steps down from the Board at the end of his contract term. As a result of all of the actions described above, on January 1, 2022, the Board will be composed of 11 directors and on April 1, 2022, the Board will be composed of 12 directors.

The Board’s focus on director succession will continue during 2022, leading up to the 2022 annual meeting of shareholders. In order to reduce the size of the Board back to nine directors, two other current Willis Towers Watson directors will serve the remainder of their terms through the 2022 annual shareholders’ meeting but will not stand for reelection at the shareholders’ meeting. At the time of the 2022 annual shareholders’ meeting, the Board will be composed of nine directors, five of whom will be new and not on the current Willis Towers Watson Board and the Board will have a new Chair.

There are no arrangements or understandings between Ms. Beale, Ms. Chima, Mr. Hammond, and Ms. Swanback and any other person pursuant to which they will join the Board, and neither Ms. Beale, Ms. Chima, Mr. Hammond, nor Ms. Swanback is a party to any transaction with the Company reportable under Item 404(a) of Regulation S-K under the Securities Act of 1933.

8.01 Other Events

On November 18, 2021, the Company issued a press release announcing changes in the Board, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K. The press release is being furnished pursuant to this Item 8.01 and shall not be deemed to be “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements and other forward-looking statements in this document by words such as “aim”, “may”, “will”, “would”, “expect”, “anticipate”, “believe”, “estimate”, “plan”, “intend”, “continue”, or similar words, expressions or the negative of such terms or other comparable terminology. These statements include, but are not limited to, statements regarding future leadership transitions, the company’s strategic plan and operational transformation plan, the company’s future results, plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Willis Towers Watson’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

Factors that could cause actual results to differ from those set forth in the forward-looking statements are identified under “Risk Factors” and elsewhere in Willis Towers Watson’s most recent Annual Report on Form 10-K and in subsequent quarterly reports filed with the SEC.

You should not rely upon forward-looking statements as predictions of future events because these statements are based on assumptions that may not come true and are speculative by their nature. Willis Towers Watson does not undertake an obligation to update any of the forward-looking information included in this document, whether as a result of new information, future events, changed expectations or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued November 18, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2021	WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

	By:	/s/ Matthew Furman
Matthew Furman
General Counsel